Exhibit 99.1

F-1

New York Office: 805 Third Avenue New York, NY 10022 212.838.5100 www.rbsmllp.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Aeon Acquisition I Corp.

Opinion on the Financial Statement (Balance Sheet)

We have audited the accompanying balance sheet of Aeon Acquisition I Corp. (the “Company”) as of June 8, 2026, and the related notes (collectively referred to as the financial statement). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of June 8, 2026, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph — Going Concern

The accompanying financial statement has been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statement, the Company has not completed an initial business combination and is required to complete a business combination within the period specified in its amended and restated memorandum and articles of association. If the Company does not complete a business combination within the prescribed period, it will cease all operations except for the purpose of winding up, redeem its public shares, and liquidate. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 2. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we were required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ RBSM LLP

We have served as the Company’s auditor since 2025.

New York, NY
June 23, 2026

New York, NY Washington DC Mumbai and Pune, India San Francisco, CA

Houston, TX Boca Raton, FL Las Vegas, NV Beijing, China Athens, Greece

Member: ANTEA International with affiliated offices worldwide

F-2

AEON ACQUISITION I CORP.

BALANCE SHEET

June 8, 2026

Assets
Cash	$895,000
Total Current Assets	895,000

Cash held in Trust Account	143,750,000
Total Assets	$144,645,000

Liabilities and Shareholders’ Equity
Current Liabilities
Accrued Offering Costs	378,416
Advance from related party	21,654
Total Current Liabilities	400,070

Deferred underwriting fee	4,312,500
Total Liabilities	4,712,570

Commitments and Contingencies (Note 6)
Class A ordinary shares subject to possible redemption, $0.0001 par value; 500,000,000 shares authorized; 14,375,000 shares issued and outstanding, at redemption value of $10.00	143,750,000

Shareholders’ Deficit
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued or outstanding	-
Class A ordinary shares, $0.0001 par value; 450,000,000 shares authorized; 262,500 issued and outstanding (excluding 14,375,000 Class A ordinary shares subject to possible redemption)	26
Class B ordinary shares, $0.0001 par value; 45,000,000 shares authorized; 6,160,715 issued and outstanding	616
Subscription receivable	(25,000)
Accumulated deficit	(3,793,212)
Total Shareholders’ Deficit	(3,817,570)
Total Liabilities, Redeemable Ordinary Shares and Shareholders’ Deficit	$144,645,000

The accompanying notes are an integral part of this financial statement

F-3

AEON ACQUISITION I CORP.

NOTES TO FINANCIAL STATEMENT

NOTE 1. DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS

AEON ACQUISITION I CORP. (the “Company”) is a blank check company incorporated in the Cayman Islands as an exempted company on August 1, 2025. The Company was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“Business Combination”). While the Company may pursue an acquisition opportunity in any business, industry, sector or geographical location, the Company intends to focus on industries that complement our management team’s background, and to capitalize on the ability of our management team to identify and acquire a business.

On June 8, 2026, the Company had not yet commenced any operations. All activity through June 8, 2026 related to the Company’s formation and the Proposed Offering (as defined below). The Company will not generate any operating revenues until after the completion of its initial business combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Proposed Offering. The Company has selected December 31 as its fiscal year end. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

The Company’s sponsor is AEON ACQUISITION PARTNERS I, LLC (the “Sponsor”). The registration statement for the Company’s Initial Public Offering was declared effective on June 2, 2026. On June 2, 2026, the Company consummated its Initial Public Offering of 12,500,000 units (the “Public Units” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $125,000,000 (the “Initial Public Offering”). Each Public Unit contains one Class A ordinary share, one redeemable warrant (“Public Warrants”) and one right (“Public Rights”). On June 5, 2026, the underwriter purchased an additional 1,875,000 units pursuant to the exercise of the over-allotment option. The units were sold at $10.00 per unit, generating additional gross proceeds to the Company of $18,750,000.

Simultaneously with the consummation of the closing of the Offering, the Company consummated the private placement of an aggregate of 262,500 units (the “Private Placement Units” and, with respect to the Class A ordinary shares included in the Private Placement Units being offered, the “Private Placement Shares”) and 590,625 Ordinary Shares (the “Restricted Shares”) to the Sponsor at a price of $10.00 per Unit, generating gross proceeds of $2,625,000 (the “Private Placement”). (see Note 4).

Transaction costs amounted to $6,311,211, consisting of $998,711 other offering costs, $1,000,000 cash underwriting fee and $4,312,500 deferred underwriting fee.

Following the closing of the Initial Public Offering on June 8, 2026, an amount of $143,750,000 from the net proceeds of the sale of the Units in the Initial Public Offering and a portion of the proceeds from the sale of the Private Placement Units was placed in a trust account (the “Trust Account”), and will be invested only in U.S. government treasury obligations with a maturity of 185 days or less, in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act and in cash or cash like items (including demand deposit accounts) at a bank; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended business combination. To mitigate the risk that the Company might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that the Company hold investments in the trust account, the Company may, at any time (based on our management team’s ongoing assessment of all factors related to our potential status under the Investment Company Act), instruct the trustee to liquidate the investments held in the trust account and instead to hold the funds in the trust account in cash or in an interest bearing demand deposit account at a bank.

F-4

The Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon the completion of our initial business combination either (i) in connection with a shareholder meeting called to approve the initial business combination or (ii) by means of a tender offer. In connection with a proposed Business Combination, the Company may seek shareholder approval of a Business Combination at a meeting called for such purpose at which shareholders may seek to redeem their shares, regardless of how they vote for the Business Combination.

The shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially $10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). These ordinary shares will be recorded at a redemption value and classified as temporary equity upon the completion of the Proposed Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its amended and restated memorandum and articles of association conduct the redemptions pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, which regulate issuer tender offers, and file tender offer documents with the SEC prior to completing our initial business combination which contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies.

The sponsor, officers and directors have entered into a letter agreement with the Company, pursuant to which they have agreed to (i) waive their redemption rights with respect to their founder shares, private shares and public shares in connection with the completion of our initial business combination; (ii) waive their redemption rights with respect to their founder shares, private shares and public shares in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association; (iii) waive their rights to liquidating distributions from the trust account with respect to their founder shares and private shares if the Company fail to complete our initial business combination within the completion window, although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if the Company fail to complete our initial business combination within the prescribed time frame and to liquidating distributions from assets outside the trust account; and (iv) vote any founder shares and private shares held by them and any public shares purchased during or after this offering (including in open market and privately-negotiated transactions) in favor of our initial business combination (except that any public shares such parties may purchase in compliance with the requirements of Rule 14e-5 under the Exchange Act would not be voted in favor of approving the business combination transaction).

The Company will have until 12 months from the closing of the Proposed Offering, with two (2) three-month extensions at the option of the sponsor (as may be extended by shareholder approval to amend our amended and restated memorandum and articles of association to extend the date by which the Company must consummate our initial business combination) or until such earlier liquidation date as our board of directors may approve, to consummate a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

F-5

The Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us (except for the Company’s independent auditors), or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked our sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and the Company believe that our sponsor’s only assets are securities of our company. Therefore, the Company cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for our initial business combination and redemptions could be reduced to less than $10.00 per public share. In such event, the Company may not be able to complete our initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND GOING CONCERN

Basis of presentation

The accompanying financial statement is presented in U.S. Dollars and conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Going Concern

The Company expects to continue to incur significant costs in pursuit of its financing and acquisition plans. In connection with the Company’s assessment of going concern considerations in accordance with ASC Subtopic 205-40, Presentation of Financial Statements — Going Concern, the Company lacks the financial resources it needs to sustain operations for a reasonable period of time, which is considered to be one year from the date of the issuance of the financial statement. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management plans to address this uncertainty through the working capital generated through the Initial Public Offering and up to $1,500,000 in working capital loans from the Sponsor. There is no assurance that the Company’s plans to raise capital or to consummate a Business Combination will be successful within the Combination Period. The financial statement do not include any adjustments that might result from the outcome of this risk and uncertainty.

Liquidity and Capital Resources

As of June 8, 2026, the Company had $895,000 in cash and a working capital of $494,930.

The Company’s liquidity needs prior to the consummation of the Initial Public Offering were satisfied through the loan from the Sponsor under the Promissory Note (as defined in Note 5). The Company has $550,000 outstanding under the Promissory Note on June 2, 2026 and advance from related party at $21,654. The Promissory Note was canceled and exchanged for 55,000 Private Placement Units. Subsequent to the consummation of the Initial Public Offering, the Company’s liquidity has been satisfied through the net proceeds from the consummation of the Initial Public Offering and the Private Placement held outside of the Trust Account. In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, provide the Company Working Capital Loans (as defined in Note 5). As of June 8, 2026, there were no amounts outstanding under any Working Capital Loans.

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable.

F-6

The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of estimates

The preparation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $895,000 in cash as of June 8, 2026. The Company had no cash equivalents as of June 8, 2026.

Cash held in the Trust Account

As of June 8, 2026, the Company had $143,750,000 in cash held in the Trust Account.

Offering Costs Associated with the Initial Public Offering

The Company complies with the requirements of the ASC 340-10-S99 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A - “Expenses of Offering.” Deferred offering costs consist principally of professional and registration fees that are related to the Proposed Offering. Financial Accounting Standards Board (“FASB”) ASC 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate Proposed Offering proceeds from the Public Units between Class A ordinary shares, rights and warrants, using the residual method by allocating Proposed Offering proceeds first to assigned value of the rights, then warrants and the last to the Class A ordinary shares. Offering costs allocated to the Class A ordinary shares subject to possible redemption will be charged to temporary equity, and offering costs allocated to the rights and warrants included in the Public Units and Private Placement Units will be charged to shareholders’ equity as the warrants, after management’s evaluation, will be accounted for under equity treatment. As of June 8, 2026, the Company had offering costs of $6,311,211, consisting of $998,711 other offering costs, $1,000,000 cash underwriting fee and $4,312,500 deferred underwriting fee. Approximately, $578,778 were allocated to Public Warrants, Public Rights and Private Placement Units and the remainder, approximately $5,732,433 was allocated to Class A ordinary shares subject to redemption.

Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

F-7

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits as of June 8, 2026 and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company is considered to be a Cayman business company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the provision for income taxes was deemed to be de minimis for the period from August 1, 2025 to June 8, 2026.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging.” For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.

Warrant

The Company will account for the Public and Private Warrants to be issued in connection with the Proposed Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging.” Accordingly, the Company evaluated and will classify the warrant instruments under equity treatment at their assigned values. There 14,375,000Public and 262 500 Private Warrants currently outstanding as of June 8, 2026.

Share Rights

The Company accounts for the Public Rights (defined below) issued in connection with the Proposed Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging”. Accordingly, the Company evaluated and classified the rights under equity treatment at their assigned value. There are no Public Rights or Private Rights currently outstanding as of June 8, 2026.

Class A Ordinary Shares Subject to Possible Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with ASC 480-10-S99, the Company classifies Public Shares subject to redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit. Accordingly, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet. As of June 8, 2026, the 14,375,000 Class A ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$143,750,000
Less:
Proceeds allocated to Public Warrants	(2,488,312)
Proceeds allocated to Public Rights	(8,310,188)
Issuance costs allocated to Class A ordinary shares subject to possible redemption	(5,732,433)
Plus:
Accretion of carrying value to redemption value	16,530,933
Class A ordinary shares subject to possible redemption, June 8, 2026	$143,750,000

F-8

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution, which at times may exceed the Federal depository insurance coverage of $250,000. At June 8, 2026, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Risks and Uncertainties

The United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict, the Israel-Hamas conflict and the recent escalation of the Israel-Iran conflict. In response to the ongoing Russia-Ukraine conflict, the North Atlantic Treaty Organization (“NATO”) deployed additional military forces to eastern Europe, and the United States, the United Kingdom, the European Union and other countries have announced various sanctions and restrictive actions against Russia, Belarus and related individuals and entities, including the removal of certain financial institutions from the Society for Worldwide Interbank Financial Telecommunication payment system. Certain countries, including the United States, have also provided and may continue to provide military aid or other assistance to Ukraine and to Israel, increasing geopolitical tensions among a number of nations. The invasion of Ukraine by Russia, the Israel-Hamas conflict and the recent escalation of the Israel-Iran conflict and the resulting measures that have been taken, and could be taken in the future, by NATO, the United States, the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyber-attacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.

Any of the above-mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the Israel-Hamas conflict and the recent escalation of the Israel-Iran conflict and subsequent sanctions or related actions, could adversely affect the Company’s search for an initial Business Combination and any target business with which the Company may ultimately consummate an initial Business Combination.

Recent Accounting Pronouncements

Management does not believe that any other recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

NOTE 3. INITIAL PUBLIC OFFERING

On June 2, 2026, the registration statement went effective. On June 4, 2026, the Company consummated its Initial Public Offering of 12,500,000 Units, at $10.00 per Unit, generating gross proceeds of $125,000,000. On June 5, 2026, the underwriter purchased an additional 1,875,000 units pursuant to the exercise of the over-allotment option. The units were sold at $10.00 per unit, generating additional gross proceeds to the Company of $18,750,000. On June 8, 2026, with the closing of over-allotment, the Company has 14,375,000 Units consummated through the Initial Public Offering at $10.00 per Unit and generated total gross proceeds of $143,750,000. Each Unit consists of one Class A ordinary share, one redeemable warrant and one right. Each warrant entitles the holder thereof to purchase Class A ordinary share at a price of $11.50 per share, subject to adjustment. Each right entitles the holder to receive one-fourth (1/4) of one Class A ordinary share upon the consummation of our initial business combination.

F-9

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 262,500 Private Placement Units at a price of $10.00 per Private Placement Unit and 590,625 Restricted Shares from the Company in a private placement. The proceeds from the sale of the Private Placement Units were added to the net proceeds from the Offering held in the Trust Account. The Private Units are identical to the Units sold in the Initial Public Offering, as described in Note 7. Each Private Placement Unit contains one Class A ordinary share, one right (“Private Rights”) and one redeemable warrant (“Private Warrants”). If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Warrants will expire worthless.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On August 20, 2025, the Company issued an aggregate of 12,321,429 founder shares to the Sponsor for an aggregate purchase price of $25,000 in cash. On May 12, 2026, our sponsor surrendered 6,160,714 founder shares to us for no consideration, which shares were cancelled, resulting in an aggregate of 6,160,715 founder shares outstanding. The funds were not received by June 8, 2026. Such ordinary shares includes an aggregate of up to 803,572 shares which will be surrendered to us to the extent that the underwriters’ over-allotment is not exercised in full or in part, so that the Sponsor will collectively own 30% of the outstanding shares after this offering (not including the Class A ordinary shares that are included within the private units). As of June 8, following the fully exercise of over-allotment options by the underwriters, no insider shares are subject to forfeiture.

The founder shares are designated as Class B ordinary shares and, except as described below, are identical to the Class A ordinary shares included in the units being sold in this offering, and holders of founder shares have the same shareholder rights as public shareholders, except that (i) the founder shares are subject to certain transfer restrictions, as described in more detail below, (ii) our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to (A) waive their redemption rights with respect to their founder shares, private shares and public shares in connection with the completion of our initial business combination, (B) waive their redemption rights with respect to their founder shares, private shares and public shares in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (a) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we have not consummated an initial business combination within the completion window or (b) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, (C) waive their rights to liquidating distributions from the trust account with respect to their founder shares and private shares if we fail to complete our initial business combination within the completion window, although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within such time period and to liquidating distributions from assets outside the trust account and (D) vote any founder shares held by them and any public shares purchased during or after this offering (including in open market and privately-negotiated transactions) in favor of our initial business combination (except that any public shares such parties may purchase in compliance with the requirements of Rule 14e-5 under the Exchange Act would not be voted in favor of approving the business combination transaction), (iv) the founder shares are automatically convertible into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination or earlier at the option of the holder on a one-for-one basis, subject to adjustment as described herein and in our amended and restated memorandum and articles of association, and (v) prior to the closing of our initial business combination, only holders of our Class B ordinary shares will be entitled to vote on the appointment and removal of directors or continuing the company in a jurisdiction outside the Cayman Islands (including any ordinary resolution required to amend our constitutional documents or to adopt new constitutional documents, in each case, as a result of our approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands).

F-10

With certain limited exceptions, the founder shares are not transferable, assignable or saleable (except to our officers and directors and other persons or entities affiliated with our sponsor, each of whom will be subject to the same transfer restrictions) until the completion of our initial business combination.

Promissory Note - Related Party

On August 20, 2025, the Sponsor issued an unsecured promissory note to the Company, pursuant to which the Company may borrow up to an aggregate principal amount of $200,000, to be used for payment of costs related to the Proposed Offering. On December 30, 2025, the Company restated and amended the note to increase the aggregate principal amount to $350,000. On February 12, 2026, the Company further restated and amended the note to increase the aggregate principal amount to $450,000 and again on April 7, 2026 to increase the aggregate principal amount to $550,000. The note is non-interest bearing and the Company cancelled the promissory note in exchange for 55,000 private placement units and 123,750 restricted Class A ordinary shares in connection with the closing of this offering. With the closing of the Initial Public Offering, there were no amount outstanding as of June 8, 2026.

Advance from related party

The Sponsor has advanced $21,654 to the Company for paying expenses. As of June 8, the Company has advanced $21,654 from the Sponsor.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor or an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Up to $1,500,000 in working capital loans may be convertible into Class A ordinary shares of the post-combination entity at $10.00 per share; following the offering, the board may approve working capital loans that may be convertible into shares or warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of June 8, 2026, no amounts under such loans have been drawn.

NOTE 6. COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the (i) founder shares, which were issued in a private placement prior to the closing of this offering, (ii) Private Placement Units (including the component securities as well as any securities underlying those component securities), which will be issued in a private placement simultaneously with the closing of the Proposed Offering and (iii) private units (including the component securities as well as any securities underlying those component securities) that may be issued upon conversion of working capital loans will have registration rights to require the Company to register a sale of any of our securities held by them and any other securities of the company acquired by them prior to the consummation of a Business Combination pursuant to a registration rights agreement to be signed prior to or on the effective date of the Proposed Offering. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the Business Combination. The registration rights granted are limited to three demands at the Company’s expense and unlimited “piggy-back” rights for periods of five and seven years, respectively, from the commencement of sales of the Proposed Offering. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company will grant the underwriters a 45-day option to purchase up to 1,875,000 additional Units to cover over-allotments at the Proposed Offering price, less the underwriting discounts and commissions.

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The underwriters will be entitled to a cash underwriting discount of $1,000,000 of the gross proceeds of the Proposed Offering (whether or not the over-allotment option is exercised). In addition, the underwriters are entitled to a deferred fee of three percent (3.0%) of the gross proceeds of the Proposed Offering, or $3,750,000 (or up to $4,312,500 if the underwriters’ over-allotment is exercised in full). The deferred fee will be paid in cash upon the closing of a Business Combination from the amounts held in the Trust Account, subject to the terms of the underwriting agreement. Following the closing of the Initial Public Offering on June 8, 2026, the over-allotment option was exercised in full.

Settlement of Legal Proceeding

The Company entered into a Settlement Agreement with respect to an arbitration that was filed against the Company, Demetrios Mallios, The Aeon Group, Inc. (“AGI”), and Geneships Acquisition Corp. with the American Arbitration Association in February 2026 (AAA Case No. 01-26-0000-6229) by Chardan Capital Markets, LLC (“Chardan”) in connection with fees for certain capital-raising activities, including related to a possible SPAC transaction, under a 2023 engagement letter and 2024 amendment that preceded our formation. The total amount sought was not less than $15,000,000.

In February 2026, the Company commenced a special proceeding in the Supreme Court of the State of New York (Index No. 65082/2026) seeking to permanently stay the arbitration as against the Company. Demetrios Mallios, the Company’s Chairman and Chief Executive Officer, and, his affiliate, The Aeon Group, Inc., jointly and severally indemnified the Company and its shareholders for any liabilities, losses, or expenses arising from the arbitration and any related claims.

On March 20, 2026, the parties agreed to a binding settlement term sheet and on March 26, 2026, the Company entered into a Settlement Agreement (the “Settlement Agreement”) with Chardan, Mr. Mallios, Geneships Acquisition Corp., AGI and D. Boral Capital LLC (“D. Boral”).

The Settlement Agreement is contingent upon the closing of this offering and will become effective only upon the closing of this offering (the “Effective Time”). The Settlement Agreement provides, among other things, that Chardan will serve as lead book-running manager and D. Boral will serve as co-lead book-running manager for this offering and that underwriting compensation in connection with this offering will be allocated between them. The Settlement Agreement further provides that, following the Effective Time, the arbitration and related court proceeding will be dismissed with prejudice, and mutual general releases between us, Demetrios Mallios, Geneships Acquisition Corp., and AGI that are contained in the Settlement Agreement will become effective pursuant to which each party, on behalf of itself and its affiliates and related parties, will release the other parties and their respective affiliates and representatives from all claims, whether known or unknown, arising out of or relating to events occurring on or prior to March 25, 2026 other than obligations arising under the Settlement Agreement and related transaction documents. There is no other separate consideration paid to or for any party.

If this offering does not close on or prior to May 25, 2026, unless extended by mutual agreement of the Company, Chardan and D. Boral, the Settlement Agreement will automatically terminate and be of no further force or effect. On May 13, 2026, the parties further extended such date until August 14, 2026. In such event, the arbitration and related proceedings could continue, and the Company and its affiliates could remain subject to claims in excess of $15,000,000. If the Settlement Agreement does not become effective, the arbitration and related court proceedings would resume, and the Company’s ability to complete this offering or any subsequent initial business combination could be materially and adversely affected.

The Settlement Agreement does not affect the funds held in the trust account established in connection with this offering. Other than the deferred underwriting commissions which are payable from the trust account upon the completion of an initial business combination, no amounts payable under or in connection with the Settlement Agreement will be paid from the trust account. The Company does not expect that any liabilities arising under or in connection with the Settlement Agreement, including any claim for breach thereof, would be payable from the trust account, and the Settlement Agreement provides that neither the Company nor the trust account will be responsible for any payments required to effect the allocation of underwriting compensation between the underwriters. No additional compensation is payable by the Company in connection with the Settlement Agreement other than the underwriting compensation.

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NOTE 7. SHAREHOLDERS’ DEFICIT

Preferred shares - The Company is authorized to issue 5,000,000 ordinary shares with a par value of $0.0001 per share. Holders of the Company’s ordinary shares are entitled to one vote for each share. As of June 8, 2026, there were no preferred shares issued or outstanding.

Class A Ordinary shares - The Company is authorized to issue 450,000,000 ordinary shares with a par value of $0.0001 per share. Holders of the Company’s ordinary shares are entitled to one vote for each share. As of June 8, 2026, there were 262,500 class A ordinary shares issued or outstanding (excluding 14,375,000 Class A ordinary shares were classified as temporary equity in the balance sheet).

Class B Ordinary shares - The Company is authorized to issue 45,000,000 ordinary shares with a par value of $0.0001 per share. Holders of the Company’s ordinary shares are entitled to one vote for each share. On August 20, 2025, the Company issued an aggregate of 12,321,429 ordinary shares to the Sponsor for an aggregate purchase price of $25,000 in cash, of which 1,607,143 shares held by the Sponsor were subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full. On May 12, 2026, our sponsor surrendered 6,160,714 founder shares to us for no consideration, which shares were cancelled, resulting in an aggregate of 6,160,715 founder shares outstanding of which 803,572 shares held by the Sponsor are subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full. As of June 8, 2026, there were 6,160,715 ordinary shares issued and outstanding. Following underwriter’s full exercise of over-allotment option on, no ordinary shares were subject to forfeiture.

The Class B ordinary shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination, or at any time prior thereto at the option of the holder thereof, on a one-for-one basis, subject to adjustment as provided herein. Because our sponsor acquired the Class B ordinary shares at a nominal price, our public shareholders will incur an immediate and substantial dilution upon the closing of this offering, assuming no value is ascribed to the warrants included in the units. In the case that additional Class A ordinary shares, or equity-linked securities (as described herein), are issued or deemed issued in excess of the amounts issued in this offering and related to the closing of our initial business combination, the ratio at which the Class B ordinary shares will convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the issued and outstanding Class B ordinary shares agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, 30% of the sum of (i) the total number of all Class A ordinary shares outstanding upon the completion of this offering (including any Class A ordinary shares issued pursuant to the underwriters’ over-allotment option and excluding the Class A ordinary shares that are included within the private units), plus (ii) all Class A ordinary shares and equity-linked securities issued or deemed issued, in connection with the closing of the initial business combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial business combination and any units issued to our sponsor or any of its affiliates or to our officers or directors upon conversion of working capital loans) minus (iii) any redemptions of Class A ordinary shares by public shareholders in connection with an initial business combination; provided that such conversion of founder shares will never occur on a less than one-for-one basis.

Holders of record of the Company’s Class A ordinary shares and Class B ordinary shares are entitled to one vote for each share held on all matters to be voted on by shareholders. Unless specified in the amended and restated memorandum and articles of association or as required by the Companies Act or stock exchange rules, an ordinary resolution under Cayman Islands law and the amended and restated memorandum and articles of association, which requires the affirmative vote of at least a majority of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting of the company is generally required to approve any matter voted on by the Company’s shareholders. Approval of certain actions require an ordinary resolution under Cayman Islands law, which (except as specified below) requires the affirmative vote of in excess of 50 percent of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting, and pursuant to the Company’s amended and restated memorandum and articles of association, such actions include amending the amended and restated memorandum and articles of association and approving a statutory merger or consolidation with another company. There is no cumulative voting with respect to the appointment of directors, meaning, following the Company’s initial Business Combination, the holders of more than 50% of the ordinary shares voted for the appointment of directors can elect all of the directors. Prior to the consummation of the initial Business Combination, only holders of the Class B ordinary shares will (i) have the right to vote on the appointment and removal of directors and (ii) be entitled to vote on continuing the Company in a jurisdiction outside the Cayman Islands (including any ordinary resolution required to amend the constitutional documents or to adopt new constitutional documents, in each case, as a result of approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands). Holders of the Class A ordinary shares will not be entitled to vote on these matters during such time. These provisions of our amended and restated memorandum and articles of association may only be amended if approved by an ordinary resolution passed by the affirmative vote of the holders representing at least 90% of the issued Class B ordinary shares.

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Warrants - Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Warrants. The Warrants will become exercisable 30 days after the completion of our initial business combination, provided that the Company has an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder (or we permit holders to exercise their warrants on a cashless basis under the circumstances specified in the warrant agreement). If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if our Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement. The Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company may call the Warrants for redemption:

●	in whole and not in part;

●	at a price of $0.01 per warrant; upon a minimum of 30 days’ prior written notice of redemption (the “30-day redemption period”); and

●	if, and only if, the closing price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant) for any 20 trading days within a 30-trading day period commencing at least 30 days after completion of our initial business combination and ending three business days before we send the notice of redemption to the warrant holders.

The Private Warrants will be identical to the warrants sold in this offering except that, so long as they are held by our sponsor or its permitted transferees, the private warrants (i) are locked-up until the completion of our initial business combination and (ii) will be entitled to registration rights.

The exercise price and number of ordinary shares issuable upon exercise of the warrants may be adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

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The exercise price is $11.50 per share, subject to adjustment as described herein. In addition, if (x) we issue additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by our board of directors and, in the case of any such issuance to our initial shareholders or their affiliates, without taking into account any founder shares held by our initial shareholders or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds (including from such issuances and this offering), and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions), and (z) the volume weighted average trading price of our Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which we consummate our initial business combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger prices will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

Rights - Except in cases where the Company is not the surviving company in a business combination, each holder of a right will automatically receive one-fourth (1/4) of one ordinary share upon consummation of the initial Business Combination. The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Cayman law. In the event the Company is not the surviving company upon completion of the initial business combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-fourth (1/4) of one ordinary share underlying each right upon consummation of the Business Combination. If the Company is unable to complete the initial Business Combination within the required time period and the Company will redeem the public shares for the funds held in the Trust Account, holders of rights will not receive any of such funds for their rights and the rights will expire worthless.

NOTE 8. FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value as of June 8, 2026, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

	Level	June 8, 2026
Equity:
Fair value of Public Warrants for Class A ordinary shares subject to possible redemption allocation	3	$2,488,312
Fair value of Public Rights for Class A ordinary shares subject to possible redemption allocation	3	$8,310,188

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The fair values of Public Warrants and Private Warrants were determined using Binomial/Lattice Model. The Public Warrants and Private Warrants have been classified within shareholders’ equity and will not require remeasurement after issuance. The fair values of Public Rights and Private Rights were determined using Probability-Weighted Expected Return Method. Both Public Rights and Private Rights have been classified within shareholders’ equity and are not subject to subsequent remeasurement. The following table presents the quantitative information regarding market assumptions used in the valuation of the Public Warrants and Public Rights:

June 8, 2026
Estimated share price	$9.25
Exercise price	$11.50
Term (years)	2.25
Annual risk-free rate (term-matched)	3.98%
Expected warrant implied volatility based on warrants from comparable SPAC securities	10.30%
Probability of Merger Closing	25%

NOTE 9. SEGMENT INFORMATION

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.

The Company’s chief operating decision maker has been identified as the Chief Financial Officer (“CODM”), who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one operating segment.

When evaluating the Company’s performance and making key decisions regarding resource allocation the CODM reviews several key metrics, which include the following:

	For the Period from January 1, 2026 through June 8, 2026	For the Period from August 1, 2025 (inception) through December 31, 2025
		(Audited)
Cash held in the Trust Account	$143,750,000	$-
Formation and operating costs	$(87,609)	$(43,751)

The key measures of segment profit or loss reviewed by our CODM are interest earned on investment in Trust Account and formation and operating costs. The CODM reviews interest earned on investments held in Trust Account to measure and monitor shareholder value and determine the most effective strategy of investment with the Trust Account funds while maintaining compliance with the trust agreement. Within the operating expenses, the CODM specifically reviews professional service fees, which are a significant segment expense, and include legal fees and advisory fees. These expenses are monitored to manage and forecast cash available to complete a Business Combination within the required period. Other general and administrative expenses, including accounting expenses, printing expenses, and regulatory filing fees, are reviewed in the aggregate to ensure alignment with budget and contractual obligations. Funds invested in the Trust Account represent the predominant portion of the Company’s total assets and are monitored by the CODM to determine the most effective strategy of investment with the Trust Account funds, while maintaining compliance with the trust agreement.

NOTE 10. SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statement are issued, the Company has evaluated all events or transactions that occurred through the date the audited financial statement were available to issue. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.

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